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                                                                    Exhibit 23.3


CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the use of our reports on Bellville Tube Corporation and Bellville Tube Co., L.P. included in this registration statement on Form S-4.



/s/ HARPER & PEARSON COMPANY

Houston, Texas
  June 27, 2001